                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934



   Date of Report (Date of earliest event reported):      July 13, 1999
                                                      ----------------------



                         SunGard(R) Data Systems Inc.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-12989                    51-0267091
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)

         1285 Drummers Lane, Wayne Pennsylvania                 19087
         (Address of Principal Executive Offices)             (Zip Code)



     Registrant's telephone number, including area code:    (610) 341-8700
                                                          ------------------



        --------------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)

Item 5.   Other Events
          ------------

     SunGard Data Systems Inc. (the "Company") completed the acquisition of Oshap Technologies Ltd. ("Oshap") on July 13, 1999 and the acquisition of Pentamation Enterprises, Inc. ("Pentamation") on August 17, 1999. These acquisitions have been accounted for as poolings of interests. Such accounting treatment requires that the historical financial information of the Company be restated to include the historical financial information of Oshap and Pentamation. The Company has previously provided restated 1998 and 1999 supplemental unaudited quarterly historical financial information to include the historical financial information of the following other 1999 pooling-of-interests transactions: Automated Securities Clearance, Ltd. ("ASC"), FDP Corp. ("FDP"), and Sterling Wentworth Corporation ("SWC"). Accordingly, the Company is now providing the following unaudited supplemental 1998 and 1999 quarterly financial information that has been restated for the 1999 poolings of interests with ASC, FDP, Oshap, Pentamation and SWC. The 1998 supplemental unaudited quarterly historical financial information should be read in conjunction with the Company's 1998 Form 10-K.

                           SunGard Data Systems Inc.
    Supplemental Unaudited 1998 and 1999 Quarterly Consolidated Financial
                                  Information
                      Restated for Poolings of Interests

                   (in thousands, except per share amounts)

                                                                                                     Year
                                                                   Three Months Ended                Ended
                                                      -------------------------------------------- ----------
                                                       March 31,  June 30,   Sept. 30,   Dec. 31,   Dec. 31,
                                                       1998 (1)   1998 (1)   1998 (1)    1998 (1)   1998 (1)
                                                      ---------  ---------  ---------  ----------  ----------
Revenues                                               $298,433   $317,540   $329,892   $366,383   $1,312,248
                                                      =========  =========  =========  =========   ==========
Costs and expenses:
 Cost of sales and direct operating                     127,291    133,981    137,255    146,336      544,863
 Sales, marketing and administration                     65,540     70,447     73,394     83,269      292,650
 Product development                                     28,490     30,694     30,749     39,420      129,353
 Depreciation of property and
 equipment                                               14,313     14,817     15,352     15,374       59,856
 Amortization of intangible assets                       13,053     12,658     13,893     16,434       56,038
 Merger costs                                             8,147      2,403      3,100        934       14,584
                                                      ---------  ---------  ---------  ---------   ----------
                                                        256,834    265,000    273,743    301,767    1,097,344
                                                      ---------  ---------  ---------  ---------   ----------
Income (loss) from operations                            41,599     52,540     56,149     64,616      214,904
 Interest income                                          1,926      2,230      2,288      3,298        9,742
 Interest expense                                          (537)      (470)      (545)      (846)      (2,398)
                                                      ---------  ---------  ---------  ---------   ----------
Income (loss) before income taxes and
 extraordinary gain                                      42,988     54,300     57,892     67,068      222,248
 Income taxes                                            18,476     22,120     23,892     29,058       93,546
                                                      ---------  ---------  ---------  ---------   ----------
Net income (loss) before extraordinary items             24,512     32,180     34,000     38,010      128,702
Extraordinary gain on sale of subsidiaries,
 net of income taxes of $6,096                                -          -          -          -            -
Extraordinary gain on repurchase of convertible
 debt by unconsolidated subsidiary acquired
 in a pooling-of-interests transaction                        -          -      2,307        767        3,074
                                                      ---------  ---------  ---------  ---------   ----------
Net income (loss)                                        24,512     32,180     36,307     38,777      131,776
Pro forma income tax expense (benefit) resulting
 from acquired Sub S corporation                            792        527        608       (533)       1,394
                                                      ---------  ---------  ---------  ---------   ----------
Pro forma net income (loss) (5)                        $ 23,720   $ 31,653   $ 35,699   $ 39,310   $  130,382
                                                      =========  =========  =========  =========   ==========
Pro forma basic net income (loss)
 per common share (5):
Before extraordinary items                             $   0.20   $   0.26   $   0.28   $   0.32   $     1.06
                                                      =========  =========  =========  =========   ==========
After extraordinary items                              $   0.20   $   0.26   $   0.29   $   0.32   $     1.08
                                                      =========  =========  =========  =========   ==========

Pro forma diluted net income (loss)
 per common share (5):
Before extraordinary items                             $   0.19   $   0.25   $   0.26   $   0.30   $     1.01
                                                      =========  =========  =========  =========   ==========
After extraordinary items                              $   0.19   $   0.25   $   0.28   $   0.31   $     1.04
                                                      =========  =========  =========  =========   ==========

Shares used to compute pro forma net
 income (loss) per common share:
              Basic                                     118,621    119,856    121,145    121,777      120,350
                                                      =========  =========  =========  =========   ==========
              Diluted                                   124,057    125,013    126,303    126,446      125,455
                                                      =========  =========  =========  =========   ==========




                                                                                 Six
                                                       Three Months Ended    Months Ended
                                                       March 31,   June 30,    June 30,
                                                       1999 (2)    1999 (3)   1999 (2,3)
                                                       --------  ----------  -----------
Revenues                                               $351,647    $352,873    $704,520
                                                       ========  ==========  ==========
Costs and expenses:
 Cost of sales and direct operating                     152,395     150,703     303,098
 Sales, marketing and administration                     76,797      73,894     150,691
 Product development                                     31,694      31,544      63,238
 Depreciation of property and
 equipment                                               15,574      15,880      31,454
 Amortization of intangible assets                       13,158      13,370      26,528
 Merger costs                                            85,224       5,222      90,446
                                                       --------  ----------  ----------
                                                        374,842     290,613     665,455
                                                       --------  ----------  ----------
Income (loss) from operations                           (23,195)     62,260      39,065
 Interest income                                          3,680       3,990       7,670
 Interest expense                                          (526)       (608)     (1,134)
                                                       --------  ----------  ----------
Income (loss) before income taxes and
 extraordinary gain                                     (20,041)     65,642      45,601
 Income taxes                                            26,340      28,843      55,183
                                                       --------  ----------  ----------
Net income (loss) before extraordinary items            (46,381)     36,799      (9,582)
Extraordinary gain on sale of subsidiaries,
 net of income taxes of $6,096                           10,371           -      10,371
Extraordinary gain on repurchase of convertible
 debt by unconsolidated subsidiary acquired
 in a pooling-of-interests transaction                      299           -         299
                                                       --------  ----------  ----------
Net income (loss)                                       (35,711)     36,799       1,088
Pro forma income tax expense (benefit) resulting
 from acquired Sub S corporation                        (26,934)       (447)    (27,381)
                                                       --------  ----------  ----------
Pro forma net income (loss) (5)                         ($8,777)   $ 37,246    $ 28,469
                                                       ========  ==========  ==========
Pro forma basic net income (loss)
 per common share (5):
Before extraordinary items                               ($0.16)   $   0.30    $   0.14
                                                       ========  ==========  ==========
After extraordinary items                                ($0.07)   $   0.30    $   0.23
                                                       ========  ==========  ==========

Pro forma diluted net income (loss)
 per common share (5):
Before extraordinary items                               ($0.16)   $   0.29    $   0.14
                                                       ========  ==========  ==========
After extraordinary items                                ($0.07)   $   0.29    $   0.22
                                                       ========  ==========  ==========

Shares used to compute pro forma net
 income (loss) per common share:
              Basic                                     123,420     125,223     124,322
                                                       ========  ==========  ==========
              Diluted                                   123,420(4)  128,720     128,374
                                                       ========  ==========  ==========

(1) All 1998 information is restated for 1999 poolings of interests with ASC, FDP, Oshap, Pentamation and SWC.
(2) All first quarter 1999 information is restated for 1999 poolings of interests with FDP, Oshap and Pentamation.
(3) All second quarter 1999 information is restated for 1999 poolings of interests with Oshap and Pentamation.
(4) Excludes 4,607 shares which are anti-dilutive because of a net loss during the quarter.
(5) Includes pro forma after-tax merger costs and extraordinary items of $7,048, $2,403, $203, ($359), $9,295, $48,114, $3,787 and $51,901 for each of the three month periods ended March 31, 1998, June 30, 1998, September 30, 1998, December 31, 1998, the year ended December 31, 1998; and for each of the three month periods ended March 31, 1999 and June 30, 1999, and for the six months ended June 30, 1999.

                                                                           SunGard Data Systems Inc.
                                                                   Supplemental Income Statement Information
                                                                                (In thousands)
                                                                                  (Unaudited)                        Six Months
                                                   Three Months Ended              Year Ended   Three Months Ended      Ended
                                       ------------------------------------------  ----------   ---------------------------------
                                       March 31,  June 30,   Sept. 30,  Dec. 31,     Dec. 31,   March 31,  June 30,  June 30,
                                       1998 (1)   1998 (1)   1998 (1)   1998 (1)     1998 (1)   1999 (2)   1999 (3)  1999 (2,3)
                                       ---------  ---------  ---------  ---------  -----------  ---------  --------  -----------
Revenues:
 Investment support systems..........  $ 214,115  $ 231,576  $ 240,177  $ 271,507   $  957,375  $ 258,758  $255,004  $   513,762
 Disaster recovery services..........     62,576     67,183     70,352     75,171      275,282     74,719    81,120      155,839
 Computer services and other.........     21,742     18,781     19,363     19,705       79,591     18,170    16,749       34,919
                                       ---------  ---------  ---------  ---------   ----------  ---------  --------  -----------
                                       $ 298,433  $ 317,540  $ 329,892  $ 366,383   $1,312,248  $ 351,647  $352,873  $   704,520
                                       =========  =========  =========  =========   ==========  =========  ========  ===========

Income from operations:
 Investment support systems..........  $  39,600  $  42,642  $  41,535  $  42,209   $  165,986  $  51,183  $ 44,710  $    95,893
 Disaster recovery services..........     10,213     13,028     18,256     23,357       64,854     13,202    22,854       36,056
 Computer services and other.........      2,971      2,418      3,314      3,803       12,506      1,741     3,974        5,715
 Corporate administration............     (3,038)    (3,145)    (3,856)    (3,819)     (13,858)    (4,097)   (4,056)      (8,153)
 Merger and restructuring costs......     (8,147)    (2,403)    (3,100)      (934)     (14,584)   (85,224)   (5,222)     (90,446)
                                       ---------  ---------  ---------  ---------   ----------  ---------  --------  -----------
                                       $  41,599  $  52,540  $  56,149  $  64,616   $  214,904  $ (23,195) $ 62,260  $    39,065
                                       =========  =========  =========  =========   ==========  =========  ========  ===========

Operating margin:
 Investment support systems..........       18.5%      18.4%      17.3%      15.5%        17.3%      19.8%     17.5%        18.7%
 Disaster recovery services..........       16.3%      19.4%      25.9%      31.1%        23.6%      17.7%     28.2%        23.1%
 Computer services and other.........       13.7%      12.9%      17.1%      19.3%        15.7%       9.6%     23.7%        16.4%
 Total...............................       13.9%      16.5%      17.0%      17.6%        16.4%      -6.6%     17.6%         5.5%
 Total, excluding merger
  and restructuring costs............       16.7%      17.3%      18.0%      17.9%        17.5%      17.6%     19.1%        18.4%

(1) All 1998 information is restated for 1999 poolings of interests with ASC, FDP, Oshap, Pentamation and SWC.
(2) All first quarter 1999 information is restated for 1999 poolings of interests with FDP, Oshap and Pentamation.
(3) All second quarter 1999 information is restated for 1999 poolings of interests with Oshap and Pentamation.

                                                                           SunGard Data Systems Inc.
                                                                   Supplemental Income Statement Information
                                                                                (In thousands)
                                                                                  (Unaudited)                            Six Months
                                                       Three Months Ended              Year Ended   Three Months Ended      Ended
                                           ------------------------------------------  ----------   --------------------------------
                                           March 31,  June 30,   Sept. 30,  Dec. 31,    Dec. 31,   March 31,  June 30,   June 30,
                                           1998 (1)   1998 (1)   1998 (1)   1998 (1)    1998 (1)   1999 (2)   1999 (3)   1999 (2,3)
                                           ---------  ---------  ---------  ---------  ----------  ---------  --------   -----------
Pro forma net income (loss) as restated.... $ 23,720  $ 31,653   $ 35,699   $ 39,310    $ 130,382  $ (8,777)  $ 37,246   $   28,469

Add pro forma income tax expense (benefit).      792       527        608       (533)       1,394   (26,934)      (447)     (27,381)

Add merger costs, net of tax...............    7,048     2,403      2,510        408       12,369    85,224      5,222       90,446

Deduct extraordinary gains, net of tax.....        -         -     (2,307)      (767)      (3,074)  (10,670)         -      (10,670)
                                            --------  --------   --------   --------    ---------  --------   --------   ----------
Restated net income before merger costs,
 extraordinary items and pro forma income
 tax expense............................... $ 31,560  $ 34,583   $ 36,510   $ 38,418    $ 141,071  $ 38,843   $ 42,021   $   80,864
                                            ========  ========   ========   ========    =========  ========   ========   ==========

Restated diluted earnings per share,
 excluding merger costs, extraordinary
 items and pro forma income tax expense.... $   0.25   $   0.28  $    0.29  $   0.30     $    1.12  $   0.30   $    0.33 $     0.63

Shares used to compute  restated  diluted
 earnings per share,  excluding merger
 costs, extraordinary items and pro forma
 income tax expense......................... 124,057    125,013    126,303   126,446       125,455   128,027     128,720    128,374

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          None.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 7, 1999

                                             SUNGARD DATA SYSTEMS INC.

                                             By:  /s/ Michael J. Ruane
                                                  ----------------------------
                                                  Michael J. Ruane
                                                  Vice President-Finance and
                                                  Chief Financial Officer